THE WEISS FUND
                      Weiss Treasury Only Money Market Fund
               Weiss Millennium Opportunity Fund (Class A Shares)

                       SUPPLEMENT DATED NOVEMBER 21, 2001
                         TO PROSPECTUS DATED MAY 1, 2001

John N. Breazeale, the portfolio manager for both Weiss Millennium Opportunity Fund and Weiss Treasury Only Money Market Fund (together, the "Funds"), recently resigned from Weiss Money Management, Inc. ("Weiss"), the Funds' investment adviser, to establish his own investment management firm. Mr. Breazeale has been retained by Weiss pursuant to a consulting agreement to provide services to Weiss in its capacity as investment adviser to the Funds. On November 19, 2001, the Board of Trustees of The Weiss Fund, of which each Fund is a series, approved a Subadvisory Agreement between Mr. Breazeale's investment management firm, Delray Financial Corporation ("Delray"), and Weiss pursuant to which Delray would serve as each Fund's subadviser. Weiss will continue to serve as each Fund's investment adviser. The Subadvisory Agreement is subject to the approval of each Fund's shareholders at a shareholder meeting currently scheduled to be held on January 15, 2002. If shareholders of a Fund do not approve the Subadvisory Agreement, the Board will determine what action, if any, should be taken with respect to that Fund.





                                 The Weiss Fund
                                 4176 Burns Road
                        Palm Beach Gardens, Florida 33410
                                 (800) 289-8100